UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number                                                                                                  811 - 03081

Dreyfus Appreciation Fund, Inc.

(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation

200 Park Avenue

New York, New York  10166

(Address of principal executive offices)        (Zip code)

Bennett A. MacDougall, Esq.

200 Park Avenue

New York, New York  10166

(Name and address of agent for service)

Registrant's telephone number, including area code:       (212) 922-6000

Date of fiscal year end:

                                            12/31

Date of reporting period:     12/31/15

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Appreciation Fund, Inc.

ANNUAL REPORT December 31, 2015

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Appreciation Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Appreciation Fund, Inc., covering the 12-month period from January 1, 2015, through December 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

2015 was a year of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade. On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, when reduced industrial demand and declining currency values sparked substantial declines in commodity prices.

Although several broad measures of stock and bond performance ended 2015 roughly unchanged, high levels of volatility prevailed across most financial markets. Among U.S. equities, moderate gains from consumer discretionary and health care stocks were balanced by pronounced weakness in the energy and materials sectors. Bonds also saw bifurcated performance, with municipal bonds and intermediate-term U.S. government securities faring well compared to high yield and emerging-markets debt.

Market volatility is likely to persist until investors see greater clarity from the global economy. We expect to see wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets in 2016, suggesting that selectivity may be an important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2016

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2015, through December 31, 2015, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended December 31, 2015, Dreyfus Appreciation Fund’s Investor shares produced a total return of –2.51%, and its Class Y shares produced a total return of
–2.22%.1 In comparison, the fund’s benchmark, the Standard & Poor’s® 500 Composite Stock Price Index (“S&P 500 Index”), produced a total return of 1.39% for the same period.2

Modestly positive stock market results for 2015 overall masked heightened volatility stemming from shifting global economic sentiment. The fund lagged its benchmark, mainly due to stock selection shortfalls in the information technology and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the fund normally invests at least 80% of its assets in common stocks. The fund focuses on blue-chip companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence, and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, the fund first identifies economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have proven track records and dominant positions in their industries. The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%. A low portfolio turnover rate helps reduce the fund’s trading costs and minimizes tax liability by limiting the distribution of capital gains.3

Global Economic Concerns Sparked Market Turmoil

U.S. equity returns stagnated in 2015 when oil prices fell sharply, the U.S. dollar strengthened, and the global growth outlook became more uncertain. After a recovering U.S. economy drove the S&P 500 Index to a new record high in June, market volatility spiked over the second half of the year as global macroeconomic concerns intensified. The S&P 500 Index fell especially sharply in late August after China unexpectedly devalued its currency, but the market recovered rapidly to end the year little changed.

Market leadership was highly concentrated during the year, with the 10 largest stocks in the S&P 500 Index together registering a double-digit gain while the rest of the index’s constituents collectively declined. The consumer discretionary sector, buoyed by Internet retailing companies, was the best performing sector for the year, followed by the health care and consumer staples sectors. In contrast, the energy sector posted sharp losses.

DISCUSSION OF FUND PERFORMANCE (continued)

Stock Selections Dampened Relative Results

Our stock selection strategy in the information technology and consumer discretionary sectors hurt relative performance in 2015, as the fund did not hold a few stocks that produced robust gains within those areas. Relative results were also undermined by weakness among certain holdings in the industrials sector, which more than offset the benefits of underweighted exposure to the lagging industry group. Although overweighted exposure to the energy sector pressured the fund’s performance, allocation-related weakness was tempered by our focus on major integrated oil companies, which generally fared better than their less diversified peers.

On a more positive note, our emphasis on consumer staples stocks and advantageous stock selections in the traditionally defensive market segment helped bolster relative results. A focus on tobacco stocks proved particularly beneficial. Lack of exposure to the lagging utilities sector also buoyed the fund’s relative results during the reporting period.

The largest individual contributors to the fund’s return for 2015 were Novo Nordisk, Philip Morris International, Altria Group, Facebook, McDonald’s, and Estee Lauder. The greatest detractors were Canadian Pacific Railway, Exxon Mobil, Chevron, ConocoPhillips, Twenty-First Century Fox, and Franklin Resources.

Quality Companies with Solid Fundamentals

We expect U.S. equity markets in 2016 to confront many of the same obstacles encountered in 2015. Now that the Federal Reserve Board has taken the first step to normalize short-term interest rates, debate is likely to focus on the pace and magnitude of subsequent increases. Concerns about global growth have persisted, and markets appear poised to remain volatile. Nonetheless, strengthening consumer spending, solid employment gains, and a more stimulative fiscal policy suggest that the U.S. economy can support moderately higher stock prices.

We have maintained the fund’s focus on high-quality multinational companies. Their scale and competitive advantages enable these companies to protect their margins and absorb higher labor and borrowing costs in a slow-growth environment. Furthermore, solid balance sheets and strong recurring cash flows can help fund growth initiatives, increase dividends, and maintain share repurchases as interest rates rise. When the U.S. dollar stabilizes, investors are likely to assign greater value to the worldwide franchises and diversified revenue streams of multinational companies.

January 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. -- Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.
3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components), the fund can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Appreciation Fund, Inc. Investor shares and Class Y shares and the Standard & Poor’s 500 Composite Stock Price Index

† Source: Lipper Inc.
†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 7/1/13 (the inception date for Class Y shares).
Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Investor shares and Class Y shares of Dreyfus Appreciation Fund, Inc. on 12/31/05 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 12/31/15
	Inception Date	1 Year	5 Years		10 Years
Investor shares	1/18/84	-2.51%	8.74%		5.91%
Class Y shares	7/1/13	-2.22%	8.91%	†	6.00%	†
Standard & Poor’s 500 Composite Stock Price Index		1.39%	12.55%		7.30%

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on Investor shares and Class Y shares. The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 7/1/13 (the inception date for Class Y shares).

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Appreciation Fund, Inc. from July 1, 2015 to December 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2015
	Investor Shares	Class Y
Expenses paid per $1,000†	$ 4.59	$ 2.84
Ending value (after expenses)	$ 978.60	$ 979.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2015
	Investor Shares	Class Y
Expenses paid per $1,000†	$ 4.69	$ 2.91
Ending value (after expenses)	$ 1,020.57	$ 1,022.33

† Expenses are equal to the fund’s annualized expense ratio of .92% for Investor shares and .57% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
December 31, 2015

Common Stocks - 99.4%	Shares		Value ($)
Banks - 1.5%
Wells Fargo & Co.	714,000		38,813,040
Capital Goods - 3.0%
Berkshire Hathaway, Cl. A	200	[a]	39,560,000
United Technologies	398,850		38,317,520
			77,877,520
Consumer Durables & Apparel - 1.5%
Christian Dior	199,700		33,922,890
Hermes International	16,845		5,679,524
			39,602,414
Consumer Services - 1.4%
McDonald's	313,700		37,060,518
Diversified Financials - 9.4%
American Express	506,400		35,220,120
BlackRock	169,100		57,581,932
Intercontinental Exchange	106,850		27,381,381
JPMorgan Chase & Co.	1,112,100		73,431,963
State Street	229,900		15,256,164
Visa, Cl. A	450,900		34,967,295
			243,838,855
Energy - 10.3%
Chevron	880,050		79,169,298
ConocoPhillips	748,800	[b]	34,961,472
Exxon Mobil	1,330,598		103,720,114
Occidental Petroleum	704,900		47,658,289
			265,509,173
Food & Staples Retailing - 1.9%
Walgreens Boots Alliance	500,325		42,605,175
Whole Foods Market	194,550		6,517,425
			49,122,600
Food, Beverage & Tobacco - 21.8%
Altria Group	1,448,640		84,325,334
Anheuser-Busch InBev, ADR	283,250		35,406,250
Coca-Cola	2,148,450		92,297,412
Diageo, ADR	105,900		11,550,513
Nestle, ADR	1,071,050		79,707,541
PepsiCo	550,900		55,045,928
Philip Morris International	1,825,950		160,519,264

Common Stocks - 99.4% (continued)	Shares		Value ($)
Food, Beverage & Tobacco - 21.8% (continued)
SABMiller	740,500		44,355,946
			563,208,188
Health Care Equipment & Services - 1.9%
Abbott Laboratories	1,125,800		50,559,678
Household & Personal Products - 4.0%
Estee Lauder, Cl. A	690,900		60,840,654
Procter & Gamble	531,800		42,230,238
			103,070,892
Insurance - 2.7%
ACE	591,200		69,081,720
Materials - 1.9%
Air Products & Chemicals	123,600		16,081,596
Praxair	320,400		32,808,960
			48,890,556
Media - 7.2%
Comcast, Cl. A	885,850		49,988,515
McGraw-Hill Financial	273,700		26,981,346
Twenty-First Century Fox, Cl. A	1,247,258		33,875,527
Twenty-First Century Fox, Cl. B	217,350		5,918,441
Walt Disney	655,650		68,895,702
			185,659,531
Pharmaceuticals, Biotechnology & Life Sciences - 12.9%
AbbVie	1,093,950		64,805,598
Celgene	160,900	[a]	19,269,384
Gilead Sciences	317,800		32,158,182
Johnson & Johnson	257,450		26,445,264
Novartis, ADR	499,450	[b]	42,972,678
Novo Nordisk, ADR	1,408,100		81,782,448
Roche Holding, ADR	1,909,800		65,830,806
			333,264,360
Semiconductors & Semiconductor Equipment - 3.9%
ASML Holding	311,800	[b]	27,678,486
Texas Instruments	1,193,850		65,434,918
Xilinx	147,050		6,906,939
			100,020,343
Software & Services - 6.4%
Automatic Data Processing	160,300		13,580,616
Facebook, Cl. A	615,750	[a]	64,444,395
International Business Machines	166,600		22,927,492

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.4% (continued)	Shares		Value ($)
Software & Services - 6.4% (continued)
Microsoft	350,000		19,418,000
Oracle	734,850		26,844,071
VeriSign	221,900	[a,b]	19,385,184
			166,599,758
Technology Hardware & Equipment - 6.3%
Apple	1,337,950		140,832,617
QUALCOMM	455,400		22,763,169
			163,595,786
Transportation - 1.4%
Canadian Pacific Railway	277,500	[b]	35,409,000
Total Common Stocks (cost $1,207,826,501)			2,571,183,932
Other Investment - .6%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $16,063,111)	16,063,111	[c]	16,063,111
Investment of Cash Collateral for Securities Loaned - 1.8%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $47,325,816)	47,325,816	[c]	47,325,816
Total Investments (cost $1,271,215,428)	101.8%		2,634,572,859
Liabilities, Less Cash and Receivables	(1.8%)		(46,538,803)
Net Assets	100.0%		2,588,034,056

ADR—American Depository Receipt

aNon-income producing security.
bSecurity, or portion thereof, on loan. At December 31, 2015, the value of the fund’s securities on loan was $51,838,534 and the value of the collateral held by the fund was $53,843,887, consisting of cash collateral of $47,325,816 and U.S. Government & Agency securities valued at $6,518,071.
cInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Food, Beverage & Tobacco	21.8
Pharmaceuticals, Biotechnology & Life Sciences	12.9
Energy	10.3
Diversified Financials	9.4
Media	7.2
Software & Services	6.4
Technology Hardware & Equipment	6.3
Household & Personal Products	4.0
Semiconductors & Semiconductor Equipment	3.9
Capital Goods	3.0
Insurance	2.7
Money Market Investments	2.4
Food & Staples Retailing	1.9
Health Care Equipment & Services	1.9
Materials	1.9
Banks	1.5
Consumer Durables & Apparel	1.5
Consumer Services	1.4
Transportation	1.4
101.8

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $51,838,534)—Note 1(c):
Unaffiliated issuers	1,207,826,501	2,571,183,932
Affiliated issuers	63,388,927	63,388,927
Cash		481,469
Receivable for investment securities sold		11,951,865
Dividends and securities lending income receivable		7,215,055
Receivable for shares of Common Stock subscribed		894,455
Prepaid expenses		50,093
		2,655,165,796
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		1,582,138
Due to Fayez Sarofim & Co.		522,547
Liability for securities on loan—Note 1(c)		47,325,816
Payable for investment securities purchased		8,525,010
Payable for shares of Common Stock redeemed		8,432,447
Interest payable—Note 2		4,230
Accrued expenses		739,552
		67,131,740
Net Assets ($)		2,588,034,056
Composition of Net Assets ($):
Paid-in capital		1,022,491,996
Accumulated undistributed investment income—net		1,570,159
Accumulated net realized gain (loss) on investments		200,614,494
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		1,363,357,407
Net Assets ($)		2,588,034,056

Net Asset Value Per Share	Investor Shares	Class Y
Net Assets ($)	2,579,331,262	8,702,794
Shares Outstanding	64,554,828	217,798
Net Asset Value Per Share ($)	39.96	39.96

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income ($):
Income:
Cash dividends (net of $2,336,724 foreign taxes withheld at source):
Unaffiliated issuers	96,446,281
Affiliated issuers	19,696
Income from securities lending—Note 1(c)	119,703
Interest	14,378
Total Income	96,600,058
Expenses:
Investment advisory fee—Note 3(a)	13,012,471
Shareholder servicing costs—Note 3(b)	13,340,079
Sub-investment advisory fee—Note 3(a)	8,511,917
Prospectus and shareholders’ reports	379,919
Custodian fees—Note 3(b)	218,766
Directors’ fees and expenses—Note 3(c)	161,100
Professional fees	156,359
Registration fees	85,849
Loan commitment fees—Note 2	38,436
Interest expense—Note 2	21,559
Miscellaneous	74,869
Total Expenses	36,001,324
Less—reduction in fees due to earnings credits—Note 3(b)	(1,342)
Net Expenses	35,999,982
Investment Income—Net	60,600,076
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,134,016,845
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,269,938,430)
Net Realized and Unrealized Gain (Loss) on Investments	(135,921,585)
Net (Decrease) in Net Assets Resulting from Operations	(75,321,509)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
Operations ($):
Investment income—net	60,600,076	94,961,029
Net realized gain (loss) on investments	1,134,016,845	303,729,965
Net unrealized appreciation (depreciation) on investments	(1,269,938,430)	51,670,574
Net Increase (Decrease) in Net Assets Resulting from Operations	(75,321,509)	450,361,568
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(60,646,217)	(94,041,437)
Class Y	(187,614)	(318,933)
Net realized gain on investments:
Investor Shares	(661,900,177)	(193,663,177)
Class Y	(2,045,992)	(370,430)
Total Dividends	(724,780,000)	(288,393,977)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	381,685,038	1,009,425,263
Class Y	430,805	35,289,040
Dividends reinvested:
Investor Shares	609,060,170	230,022,110
Class Y	2,233,283	689,346
Cost of shares redeemed:
Investor Shares	(3,159,456,227)	(1,807,693,691)
Class Y	(2,182,367)	(25,728,569)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(2,168,229,298)	(557,996,501)
Total Increase (Decrease) in Net Assets	(2,968,330,807)	(396,028,910)
Net Assets ($):
Beginning of Period	5,556,364,863	5,952,393,773
End of Period	2,588,034,056	5,556,364,863
Undistributed investment income—net	1,570,159	1,803,914
Capital Share Transactions (Shares):
Investor Shares[a]
Shares sold	7,579,807	18,482,638
Shares issued for dividends reinvested	14,442,662	4,229,081
Shares redeemed	(60,330,673)	(33,373,503)
Net Increase (Decrease) in Shares Outstanding	(38,308,204)	(10,661,784)
Class Ya
Shares sold	8,266	646,443
Shares issued for dividends reinvested	53,384	12,592
Shares redeemed	(41,405)	(461,503)
Net Increase (Decrease) in Shares Outstanding	20,245	197,532

[a] During the period ended December 31, 2014, 185,373 Investor shares representing $9,978,639, were exchanged for 185,373 Class Y shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Investor Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	53.91	52.43	43.93	40.53	38.20
Investment Operations:
Investment income—net[a]	.80	.90	.84	.74	.65
Net realized and unrealized gain (loss) on investments	(2.00)	3.43	8.50	3.38	2.26
Total from Investment Operations	(1.20)	4.33	9.34	4.12	2.91
Distributions:
Dividends from investment income—net	(.88)	(.90)	(.84)	(.72)	(.58)
Dividends from net realized gain on investments	(11.87)	(1.95)	-	-	-
Total Distributions	(12.75)	(2.85)	(.84)	(.72)	(.58)
Net asset value, end of period	39.96	53.91	52.43	43.93	40.53
Total Return (%)	(2.51)	8.27	21.44	10.18	7.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92	.93	.94	.97	.97
Ratio of net expenses to average net assets	.92	.93	.94	.97	.97
Ratio of net investment income to average net assets	1.55	1.66	1.74	1.71	1.63
Portfolio Turnover Rate	5.69	6.60	6.33	.50	2.59
Net Assets, end of period ($ x 1,000)	2,579,331	5,545,714	5,952,393	5,461,320	4,183,534

a Based on average shares outstanding.
See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class Y Shares	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	53.92	52.43	46.90
Investment Operations:
Investment income—net[b]	.97	1.06	.47
Net realized and unrealized gain (loss) on investments	(2.01)	3.47	5.55
Total from Investment Operations	(1.04)	4.53	6.02
Distributions:
Dividends from investment income—net	(1.05)	(1.09)	(.49)
Dividends from net realized gain on investments	(11.87)	(1.95)	-
Total Distributions	(12.92)	(3.04)	(.49)
Net asset value, end of period	39.96	53.92	52.43
Total Return (%)	(2.22)	8.68	12.86[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57	.59	.65[d]
Ratio of net expenses to average net assets	.57	.59	.65[d]
Ratio of net investment income to average net assets	1.89	1.75	1.90[d]
Portfolio Turnover Rate	5.69	6.60	6.33
Net Assets, end of period ($ x 1,000)	8,703	10,651	1

a From the close of business on July 1, 2013 (commencement of initial offering) to December 31, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Appreciation Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital appreciation consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 400 million shares of $.001 par value Common Stock. The fund currently offers two classes of shares: Investor (300 million shares authorized) and Class Y (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement

NOTES TO FINANCIAL STATEMENTS (continued)

date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of December 31, 2015 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	2,106,887,850	-	-	2,106,887,850
Equity Securities - Foreign Common Stocks†	380,337,722	83,958,360††	-	464,296,082
Mutual Funds	63,388,927	-	-	63,388,927

† See Statement of Investments for additional detailed categorizations.
†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures. See note above for additional information.

At December 31, 2014, $117,484,835 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended December 31, 2015, The Bank of New York Mellon earned $27,298 from lending portfolio securities, pursuant to the securities lending agreement.

Effective July 1, 2015, the fund adopted new accounting guidance under Accounting Standards Update No. 2014-11, which requires expanded disclosures related to financial assets pledged in secured financing transactions (such as securities lending) and the related contractual maturity terms of these secured transactions. The type of securities loaned for which cash collateral was received, is indicated in the Statement of Investments. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2015 were as follows:

Affiliated Investment Company	Value 12/31/2014 ($)	Purchases ($)	Sales ($)	Value 12/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	26,383,597	1,497,200,790	1,507,521,276	16,063,111.6
Dreyfus Institutional Cash Advantage Fund	45,377,800	576,890,975	574,942,959	47,325,816	1.8
Total	71,761,397	2,074,091,765	2,082,464,235	63,388,927	2.4

NOTES TO FINANCIAL STATEMENTS (continued)

Certain affiliated investment companies may also invest in the fund. At December 31, 2015, Dreyfus Moderate Allocation Fund, an affiliate of the fund, held 120,721 Class Y shares.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,570,159, undistributed capital gains $200,639,208 and unrealized appreciation $1,363,332,693.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2015 and December 31, 2014 were as follows: ordinary income $60,833,831 and $94,360,370, and long-term capital gains $663,946,169 and $194,033,607, respectively.

During the period ended December 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for treating a portion of the proceeds from redemptions as a distribution for tax purposes, the fund decreased accumulated net realized gain (loss) on investments by $359,763,572 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2015 was approximately $1,910,400 with a related weighted average annualized interest rate of 1.13%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .3325% of the value of the fund’s average daily net assets. Pursuant to a sub-investment advisory agreement with Sarofim & Co., the fund pays Sarofim & Co. a monthly sub-investment advisory fee at the annual rate of .2175% of the value of the fund’s average daily net assets. Both fees are payable monthly.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2015, the fund was charged $9,760,026 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances

NOTES TO FINANCIAL STATEMENTS (continued)

are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2015, the fund was charged $405,864 for transfer agency services and $28,013 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $1,342.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2015, the fund was charged $218,766 pursuant to the custody agreement.

During the period ended December 31, 2015, the fund was charged $10,946 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $798,837, Shareholder Service Plan fees $598,781, custodian fees $146,500, Chief Compliance Officer fees $2,647 and transfer agency fees $35,373.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2015, amounted to $219,948,641 and $3,036,768,581, respectively.

At December 31, 2015, the cost of investments for federal income tax purposes was $1,271,240,142; accordingly, accumulated net unrealized appreciation on investments was $1,363,332,717, consisting of $1,369,360,324 gross unrealized appreciation and $6,027,607 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Appreciation Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Appreciation Fund, Inc., including the statement of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Appreciation Fund, Inc. at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 26, 2016

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2015 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2015, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $60,833,831 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns. Also, the fund hereby reports $1.0393 per share as a long-term capital gain distribution paid on March 31, 2015 and the fund also reports $10.8267 per share as a long-term capital gain distribution paid on December 23, 2015.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on July 21, 2015, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Fayez Sarofim & Co. (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2015, and (2) the fund’s actual and

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods (ranking lowest in the Performance Group in several periods), although they noted that the fund’s performance was closer to the Performance Group and Performance Universe medians in the longer-term. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s performance was higher than the index for five of the ten calendar years.

The Board discussed with representatives of Dreyfus and the Subadviser the investment strategy employed in the management of the fund’s assets and how that strategy affected the fund’s relative performance. They discussed, among other matters, plans for increased management focus on ways to improve the fund’s performance. The Board members noted that the Subadviser is an experienced manager with a long-term “buy-and-hold” investment approach to investing in high quality, “mega-cap” companies. The Subadviser’s considerable reputation, based on following this investment approach, was noted.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board noted Dreyfus’ efforts to improve fund performance and agreed to closely monitor performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser were not so disproportionately large that they could not have been the result of an arm’s-length bargaining.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of the fund and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreements.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 139

———————

Francine J. Bovich (64)
Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

• Managing Director, Morgan Stanley Investment Management (1993-2010)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 79

———————

Peggy C. Davis (72)
Board Member (1990)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 50

———————

Diane Dunst (76)
Board Member (2007)

Principal Occupation During Past 5 Years:

• President of Huntting House Antiques (1999-present)

No. of Portfolios for which Board Member Serves: 14

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Nathan Leventhal (72)
Board Member (1989)

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

• Commissioner, NYC Planning Commission (2007-2011)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 50

———————

Robin A. Melvin (52)
Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from  disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 110

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Ernest Kafka, Emeritus Board Member
Jay I. Meltzer, Emeritus Board Member
Daniel Rose, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 139 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 164 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARI M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 62 investment companies (comprised of 160 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

NOTES

For More Information

Dreyfus Appreciation Fund, Inc.

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
Houston, TX 77010

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Investor: DGAGX Class Y: DGYGX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0141AR1215

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $32,226 in 2014 and $33,031 in 2015.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,120 in 2014 and $6,273 in 2015. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $6,251 in 2014 and $3,538 in 2015. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $4,308 in 2014 and $4,153 in 2015.  These services included a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2014 and $0 in 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $23,307,177 in 2014 and $20,055,582 in 2015.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Appreciation Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    February 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    February 23, 2016

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    February 23, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)